RESTRICTED STOCK AWARD AGREEMENT

Progenics Pharmaceuticals, Inc.
2005 Stock Incentive Plan – Grant # RS0xxx

This RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) made as of this DATE, between Progenics Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and NAME (the “Participant”), is made pursuant to the terms of the Progenics Pharmaceuticals, Inc. 2005 Stock Incentive Plan (the “Plan”).  Capitalized terms used herein but not defined shall have the meanings set forth in the Plan.

Section 1.                                Restricted Stock Award.  The Company grants to the Participant, on the terms and conditions hereinafter set forth, a restricted stock award with respect to NUMBER shares (the “Restricted Shares”) of the common stock of the Company, par value $.0013 per share (the “Common Stock”), effective as of the date hereof (the “Date of Grant”).

Section 2.                                Vesting of Award.  Subject to the provisions of Section 3 hereof, the Restricted Shares shall become vested and nonforfeitable based on the continued employment of the Participant with the Company or a Subsidiary in accordance with the following vesting schedule:

Vesting Date	Number of Shares Vested
	Incremental	Cumulative

Section 3.                                Termination of Employment.

(a)           General. Subject to the following provisions of this Section 3, if the Participant’s employment with the Company or any Subsidiary is terminated prior to the occurrence of any otherwise applicable vesting date provided in Section 2 hereof, the Participant shall (i) forfeit the Participant’s interest in the Restricted Shares that have not yet become vested, (ii) assign, transfer, and deliver any certificates evidencing ownership of such shares to the Company, and (iii) cease for all purposes to be a stockholder with respect to such shares.

(b)           Termination without Cause following a Change in Control. Notwithstanding the provisions of Section 3(a) hereof, in the event of the Participant’s termination of employment by the Company without “Cause” (as defined below), during the period beginning on the date of the consummation of a Change in Control (as defined in Section 13.2 of the Plan) and ending on the first anniversary thereof, the Restricted Shares shall immediately vest and become nonforfeitable.   For the purposes hereof, “Cause” shall mean: (i) the Participant’s willful and continued failure to substantially perform the Participant’s duties to the Company; (ii) the Participant’s conviction for, or plea of nolo contendere to, a felony or any crime involving moral turpitude; (iii) the Participant’s engagement in any malfeasance, fraud or dishonesty of a substantial nature in connection with the Participant’s position with the Company; or (iv) such other willful act by the Participant that materially damages the reputation of the Company.  Notwithstanding the foregoing, if the Participant is a party to an employment or similar agreement with the Company or any Subsidiary, the term “Cause” shall, for the purposes of this Agreement, have the same meaning set forth in such employment or similar agreement if and to the extent such term is defined therein.

Section 4.                                Rights as a Stockholder.  Subject to the otherwise applicable provisions of this Agreement, the Participant will have all rights of a stockholder with respect to the Restricted Shares granted to the Participant hereunder both prior to and following vesting, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto (subject to tax withholding requirements to the extent provided in Section 9 hereof).

Section 5.                                Restrictions on Transfer.  Neither this Agreement nor any Restricted Shares covered hereby may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, otherwise than to the Company, unless as of the date of any such sale, assignment, transfer, encumbrance, hypothecation or pledge, such Restricted Shares to be thus disposed of have become vested in accordance with Section 2 hereof.  The certificate or certificates representing shares delivered pursuant to this Agreement shall bear a legend referring to the nontransferability or assignability of such shares pursuant to this Section, and a stop-transfer order against such certificate or certificates will be placed by the Company with its transfer agents and registrars.  At the discretion of the Committee, in lieu of issuing a stock certificate to the Participant, the Company may hold the Restricted Shares in escrow during the period such shares remain subject to the vesting restrictions and other restrictions provided hereunder.

Section 6.                                Investment Representation.  Upon acquisition of the Restricted Shares at a time when there is not in effect a registration statement under the Securities Act of 1933 relating to the Common Stock, the Participant hereby represents and warrants, and by virtue of such acquisition shall be deemed to represent and warrant, to the Company that the Restricted Shares shall be acquired for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and the Participant shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities, blue sky and other laws.  No Restricted Shares shall be acquired unless and until the Company and/or the Participant shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction, unless the Committee has received evidence satisfactory to it that the Participant may acquire such shares pursuant to an exemption from registration under the applicable securities laws.  Any determination in this connection by the Committee shall be final, binding and conclusive.  The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

Section 7.                                Adjustments.  The Restricted Shares hereunder shall be subject to the provisions of Section 4.2 of the Plan relating to adjustments for recapitalizations, reclassifications and other changes in the Company’s corporate structure.

Section 8.                                No Right of Continued Employment.  Nothing in this Agreement shall confer upon the Participant any right to continue as an employee of the Company or any Subsidiary or to interfere in any way with any right of the Company to terminate the Participant’s employment at any time.

Section 9.                                Section 83(b) Election; Tax Withholding.  The Participant may make an election under Section 83(b) of the Code with respect to the Restricted Shares by filing a copy of such election with the Company within 30 days of the Date of Grant.  If the Participant makes such an election, the grant of Restricted Shares shall be conditioned upon the prompt payment by the Participant to the Company of an amount equal to the applicable federal, state and local income taxes and other amounts required by law to be withheld (the “Withholding Taxes”) in connection with such election.  If the Participant does not make an election under Section 83(b) of the Code with respect to the grant of Restricted Shares, the Participant shall pay to the Company the Withholding Taxes (i) with respect to the Restricted Shares, upon the lapse of the vesting restrictions, and (ii) with respect to any payment of dividends or distributions on any Restricted Shares that have not yet become vested, upon the payment of such dividends or distributions.  The lapse of such vesting restrictions and the payment of such dividends or distributions shall be conditioned upon the prior payment of the applicable Withholding Taxes by the Participant.  Subject to the limitations of applicable law, the Participant hereby consents to the collection of the Withholding Taxes by the Company from the Participant’s regular paychecks to the extent necessary to satisfy the obligations of the Participant hereunder.

Section 10.                                Notices.  Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company.  Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

Section 11.                                Construction.  This Agreement and the Restricted Shares hereunder are granted by the Company pursuant to the Plan and are in all respects subject to the terms and conditions of the Plan.  The Participant hereby acknowledges that a copy of the Plan has been delivered to the Participant and accepts the Restricted Shares hereunder subject to all terms and provisions of the Plan, which is incorporated herein by reference.  In the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Plan, the Plan will govern and prevail.  The construction of and decisions under the Plan and this Agreement are vested in the Committee, whose determinations shall be final, conclusive and binding upon the Participant.

Section 12.                                Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, excluding the choice of law rules thereof.

Section 13.                                Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

Section 14.                                Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors of the Company.

Section 15.                                Entire Agreement.  This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and thereof, merging any and all prior agreements.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

PROGENICS PHARMACEUTICALS, INC.

By:     ______________________________

Robert A. McKinney
Chief Financial Officer
Senior Vice President, Finance and Operations

OPTIONEE

____________________________________
  Signature of Optionee                       Date

____________________________________
  Print Name